UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21927

MSS Series Trust

(Exact name of registrant as specified in charter)

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(Address of principal executive offices)(Zip code)

Gregory B. Getts

8000 Town Centre Drive, Suite 400

Broadview Heights, Ohio 44147

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, Ohio 43215

Registrant's telephone number, including area code: (440) 922-0066

Date of fiscal year end: November 30

Date of reporting period: November 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ONE ROCK Fund

ONERX Institutional Class

ABOUT THE FUND

Net Assets	$33,757,473
Portfolio Holdings	41
Portfolio Turnover	685.69%
Advisory Fees Paid By Fund*	$306,684

EXPENSE INFORMATION

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

		Costs paid as a
	Cost of a	percentage of a
Fund Name	$10,000	$10,000 investment
	investment	(annualized)

One Rock Fund	$181	1.48%

MANAGEMENT’S DISCUSSION OF PERFORMANCE

FUND MANAGER Jeff Wrona

One Rock Fund (ONERX) gained +44.55% for the12 months ended November 30, 2025 and handily beat the S&P 500 Index return of +15.00%. The Lord has surely blessed the Fund! There was a diverse group of stocks that drove performance. These included many artificial intelligence (AI) hardware companies as well as companies providing energy to the electric grid/data centers. Our holdings in select financial services companies also contributed.

The Fund, since its inception on March 6, 2020 has an annualized return of 36.75%. That means $10,000 invested in One Rock Fund when it started would now be worth $60,209, inclusive of fees but not including taxes paid on distributions. This compares with $25,139 for the S&P 500 Index, or 17.44% compounded annually. We have much to be thankful for.

The prospects for 2026 look encouraging. I believe spending on AI will continue to be strong with far more enterprises and countries implement this technology. With an improved economic landscape, we expect a broadening of stock gains. There are an increasing number of companies exhibiting business momentum which is the primary driver of our investment discipline.

We are thankful for all the shareholders of One Rock Fund and pray they continue to be blessed.

SECTOR ALLOCATION

TOTAL RETURNS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2025

FUND/INDEX	1 Year	5 Year Annualized	From Inception Annualized**	Value
ONE ROCK Fund	44.55%	25.11%	36.75%	$60,209
S&P 500 Index	15.00%	15.29%	17.44%	$25,139

* Including a recoupment of waived advisory fees totaling $26,560.

** Annualized Returns Since Inception - March 6, 2020.

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-800-564-3899.

TOP 10 HOLDINGS (% of Net Assets)

Nvidia Corp. NVDA	8.44%
Palantir Technologies Inc. PLTR	6.04%
Argan, Inc. AGX	5.74%
Snowflake Inc. Class A SNOW	5.46%
iShares Ethereum Trust ETF ETHA	4.87%
Robinhood Markets, Inc. HOOD	4.76%
Lumentum Holdings, Inc. LITE	4.43%
Celestica, Inc. CLS	3.98%
AppLovin Corp. APP	3.73%
MongoDB, Inc. Class A MDB	3.70%
TOTAL	51.15%

Householding of Shareholder Documents:

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-800-564-3899, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Fund or your financial intermediary.

Additional Information:

This annual shareholder report contains information about One Rock Fund - ONERX (the “Fund”) for the period December 1, 2024 to November 30, 2025.

You can find additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, by visiting https://www.onerockfund.com. You can also request this information by contacting us at 1-800-564-3899.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.  The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees Registrant Adviser

FY 2025     $ 14,300      $ 0

FY 2024     $ 14,600      $ 0

(b)

Audit-Related Fees

Registrant Adviser

FY 2025                                $ 0            $ 0

FY 2024                                $ 0            $ 0

(c)

Tax Fees

Registrant Adviser

FY 2025                            $ 3,000      $ 0

FY 2024                            $ 3,000      $ 0

(d)

All Other Fees

Registrant Adviser

FY 2025                                $ 0            $ 0

FY 2024                                $ 0            $ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2025                            $ 3,000

FY 2024                            $ 3,000

(h)        The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

(i)       Not applicable.

(j)       Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

ONE ROCK

FUND

A 'No-Load' Mutual Fund

TICKER: ONERX

ANNUAL FINANCIAL STATEMENTS

NOVEMBER 30, 2025

Series Trust

One Rock Fund

Schedule of Investments
November 30, 2025

Shares		Fair Value

COMMON STOCKS - 92.52%

Air Transportation, Scheduled - 1.06%
3,500	United Airlines Holdings, Inc. *	$ 356,860

Communications Equipment - 4.43%
4,600	Lumentum Holdings, Inc. *	1,495,736

Computer Storage Devices - 1.82%
6,900	Pure Storage, Inc. *	613,824

Construction-Special Trade Contractors - 5.74%
4,906	Argan, Inc.	1,938,851

Drawing & Insulating of Nonferrous Wire - 1.12%
4,500	Corning, Inc.	378,900

Electronic Components - 2.28%
8,600	Vicor Corp.*	768,410

Electrical Industrial Apparatus - 2.94%
9,100	Bloom Energy Corp. *	994,084

Electronic & Other Electrical Equipment (No Computer Equipment) - 1.42%
800	GE Vernova, Inc.	479,816

Engines & Turbines - 1.22%
2,300	BWX Technologies, Inc.	411,424

Finance Services - 3.48%
39,500	SoFi Technologies, Inc. *	1,173,940

Guided Missiles & Space Vehicles & Parts - 1.31%
10,500	Rocket Lab USA, Inc. *	442,470

Laboratory Analytical Instruments - 0.44%
900	Coherent, Inc. *	147,834

Personal Credit Institutions - 1.32%
6,300	Affirm Holdings, Inc. Class A *	446,985

Printed Circuit Boards - 3.98%
3,900	Celestica, Inc. *	1,343,199

Retail-Auto Dealers & Gasoline Stations - 0.78%
700	Carvana Co. Class A *	$ 262,150

Security Brokers, Dealers & Flotation Companies - 6.72%
800	Goldman Sachs Group, Inc.	660,832
12,500	Robinhood Markets, Inc. Class A *	1,606,125
		2,266,957
Semiconductors & Related Devices - 19.66%
3,100	Advanced Micro Devices, Inc. *	674,343
7,400	Astera Labs, Inc. *	1,166,018
2,900	Broadcom, Inc.	1,168,584
3,200	Credo Technology Group Holding Ltd. (Cayman Islands) *	568,320
16,100	NVIDIA Corp.	2,849,700
700	SITIME Corp. *	208,390
		6,635,355
Services-Computer Integrated Systems Design - 2.51%
17,200	IonQ, Inc. *	847,960

Services-Computer Programming, Data Processing, Etc. - 7.61%
2,100	Alphabet, Inc. Class A	672,378
2,100	AppLovin Corp. Class A *	1,258,908
400	Meta Platforms, Inc. Class A	259,180
4,000	Nebius Group NV Class A *	379,480
		2,569,946
Services-Prepackaged Software - 20.69%
4,000	Cloudflare, Inc. Class A *	800,840
4,300	Datadog, Inc. Class A *	688,043
3,755	MongoDB, Inc. Class A *	1,248,050
1,800	Oracle Corp.	363,510
12,100	Palantir Technologies, Inc. Class A *	2,038,245
7,340	Snowflake, Inc. Class A *	1,844,102
		6,982,790
Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 1.24%
2,500	Steel Dynamics, Inc.	419,575

Water, Sewer, Pipeline, Communications & Power Line Construction - 0.75%
700	Dycom Industries, Inc. *	253,071

TOTAL COMMON STOCKS (Cost - $19,307,646) - 92.52%		31,230,137

EXCHANGE TRADED FUND - 5.85%
3,400	Invesco Galaxy Bitcoin ETF *	$ 307,394
71,600	iShares Ethereum Trust ETF *	1,643,220
1,700	Solana ETF	23,970
TOTAL EXCHANGE TRADED FUND (Cost - $2,168,940) - 5.85%		1,974,584

MONEY MARKET FUND - 1.33%
450,210	Federated Government Obligations Fund Institutional Class 3.84% **	450,210
TOTAL MONEY MARKET FUND (Cost - $450,210) - 1.33%		450,210

TOTAL INVESTMENTS (Cost - $21,926,796) - 99.70%		33,654,931

OTHER ASSETS LESS LIABILITIES - 0.30%		102,542

NET ASSETS - 100.00%		$ 33,757,473

* Non-Income Producing Security.
** Variable Rate Security: the Yield Rate shown represents the rate at November 30, 2025.
The accompanying notes are an integral part of these financial statements.

One Rock Fund

Schedule of Open Futures Contracts
November 30, 2025

Description	Contracts	Expiration	Notional Amount	Unrealized Appreciation

LONG FUTURES CONTRACTS *
E-Mini Nasdaq 100 Index	1	December 19, 2025	$ 509,640	$ 15,538
TOTAL LONG FUTURES CONTRACTS				$ 15,538

* Non-income producing security during the period.
The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
November 30, 2025

Assets:
Investments in Securities at Fair Value (Cost $21,926,796)	$33,654,931
Deposit with Broker	188,749
Cash	1,000
Receivables:
Shareholder Subscriptions	500
Investments Sold	405,584
Dividends and Interest	3,456
Variation Margin	4,335
Prepaid Expenses	4,956
Total Assets	34,263,511
Liabilities:
Payables:
Shareholder Redemptions	13,500
Investments Purchased	414,249
Due to Advisor	54,215
Due to Administrator and Compliance Officer	775
Due to Transfer Agent and Fund Accountant	3,820
Trustee Fees	647
Other Accrued Expenses	18,832
Total Liabilities	506,038
Net Assets	$33,757,473

Net Assets Consist of:
Paid In Capital	$16,095,561
Distributable Earnings	17,661,912
Net Assets	$33,757,473

Net Asset Value Per Share

Institutional Class
Net Assets	$33,757,473
Shares of beneficial interest outstanding (unlimited shares authorized at no par value)	537,036
Net asset value and offering price per share	$ 62.86

The accompanying notes are an integral part of these financial statements.

One Rock Fund

Statement of Operations
For the year ended November 30, 2025

Investment Income:
Dividends	$ 56,986
Interest	21,349
Total Investment Income	78,335

Expenses:
Advisory Fees	280,124
Administrative Fees	2,967
Transfer Agent & Fund Accounting Fees	37,580
Audit Fees	21,573
Legal Fees	15,509
Custody Fees	6,189
Printing & Mailing Fees	3,042
Compliance Officer Fees	6,000
Registration Fees	9,507
Trustee Fees	2,880
Insurance Fees	674
Other Fees	2,889
Total Expenses	388,934
Waived Fees Recouped by the Adviser	26,560
Net Expenses	415,494

Net Investment Loss	(337,159)

Realized Gain (Loss) on Investments:
Net Realized Gain on Investments	6,620,630
Net Realized Gain on Securities Sold Short	5,539
Net Realized Loss on Written Options	(88,563)
Net Realized Gain on Long Futures Contracts	76,970
Total Realized Gain on Investments	6,614,576

Unrealized Gain (Loss) on Investments:
Net Change in Unrealized Appreciation on Investments	5,006,553
Net Change in Unrealized Depreciation on Long Futures Contracts	(20,613)
Total Unrealized Gain on Investments	4,985,940

Net Realized and Unrealized Gain on Investments	11,600,516

Net Increase in Net Assets Resulting from Operations	$ 11,263,357

The accompanying notes are an integral part of these financial statements.

One Rock Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	11/30/2025	11/30/2024
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (337,159)	$ (242,341)
Net Realized Gain on Investments, Securities Sold Short, Written Options, Long Futures Contracts	6,614,576	5,637,882
Net Change in Unrealized Appreciation on Investments, Written Options, Long Futures Contracts	4,985,940	4,219,047
Net Increase in Net Assets Resulting from Operations	11,263,357	9,614,588

Distributions to Shareholders:
Distributions:	(4,715,218)	-
Total Distributions Paid to Shareholders	(4,715,218)	-

Capital Share Transactions:
Proceeds from Sale of Shares	5,422,903	3,617,230
Proceeds from Reinvestment of Distributions	4,712,881	-
Cost of Shares Redeemed	(6,554,779)	(3,110,212)
Net Increase in Net Assets from Capital Share Transactions	3,581,005	507,018

Net Increase in Net Assets	10,129,144	10,121,606

Net Assets:
Beginning of Year	23,628,329	13,506,723

End of Year	$33,757,473	$23,628,329

The accompanying notes are an integral part of these financial statements.

One Rock Fund

Financial Highlights
Selected data for a share outstanding throughout the year.

	Years Ended
	11/30/2025	11/30/2024	11/30/2023	11/30/2022	11/30/2021

Net Asset Value, at Beginning of Year	$ 53.72	$ 31.54	$ 22.06	$ 48.20	$ 39.28

Income From Investment Operations:
Net Investment Loss *	(0.60)	(0.56)	(0.33)	(0.40)	(0.58)
Net Gain (Loss) on Investments (Realized and Unrealized)	20.27	22.74	9.81	(16.17)	15.98
Total from Investment Operations	19.67	22.18	9.48	(16.57)	15.40

Distributions:
Net Investment Income	-	-	-	-	-
Net Realized Gains	(10.53)	-	-	(9.57)	(6.48)
Total from Distributions	(10.53)	-	-	(9.57)	(6.48)

Net Asset Value, at End of Year	$ 62.86	$ 53.72	$ 31.54	$ 22.06	$ 48.20

Total Return **	44.55%	70.32%	42.97%	(39.91)%	44.94%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 33,757	$ 23,628	$ 13,507	$ 8,938	$ 10,275
Before Waiver/Recoupment
Ratio of Expenses to Average Net Assets (a)(b)	1.39%	1.51%	1.81%	2.12%	2.16%
Ratio of Net Investment Loss to Average Net Assets (a)	(1.11)%	(1.12)%	(1.31)%	(1.81)%	(1.90)%
After Waiver/Recoupment
Ratio of Expenses to Average Net Assets (a)(b)	1.48%	1.75%	1.76%	1.75%	1.75%
Ratio of Net Investment Loss to Average Net Assets (a)	(1.20)%	(1.36)%	(1.26)%	(1.44)%	(1.50)%
Portfolio Turnover	685.69%	610.28%	676.38%	687.21%	810.44%

(a) Does not include expenses of underlying investment companies in which the Fund invests.
(b) Includes 0.00%, 0.01%, 0.01%, less than 0.005%, and less than 0.005% of interest expenses for the years ended November 30, 2025, 2024, 2023, 2022 and 2021, respectively.
** Per share net investment loss has been determined on the basis of average shares outstanding during the period.
** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment of dividends. Returns would have been lower had the advisor not reimbursed expenses/waived fees or received recoupment of expenses during the period.
The accompanying notes are an integral part of these financial statements.

One Rock Fund

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2025

NOTE 1.  ORGANIZATION

The One Rock Fund (the "Fund") is a non-diversified series of the MSS Series Trust (the "Trust") and commenced operations on March 6, 2020. The Trust is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), established under the laws of Ohio by an Agreement and Declaration of Trust dated June 20, 2006 (the "Trust Agreement"). The Trust Agreement permits the Board of Trustees (the "Board" or "Trustees") to authorize and issue an unlimited number of shares, without par value, of beneficial interest of each separate series. There are currently four separate series offered by the Trust. The investment adviser to the Fund is Wrona Investment Management, LLC (the "Adviser").

The Fund’s investment objective is to seek capital appreciation.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Fund’s significant accounting policies. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

As an investment company, the Fund follows the investment company accounting and reporting requirements of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

SECURITY VALUATIONS: All investments in securities are recorded at their estimated fair value, as described in Note 3.

SECURITY TRANSACTION TIMING: For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period. Dividend income and distributions to shareholders are recognized on the ex-dividend date. Non-cash dividend income is recorded at fair market value of the securities received. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are accreted or amortized over the life of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the appropriate country’s rules and tax rates.

FEDERAL INCOME TAXES: The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a “regulated investment company” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on the return filed for the open tax years (2022-2024) or expected to be taken in the Fund’s 2025 tax return. The Fund identifies its major tax jurisdiction as U.S. federal, and the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended November 30, 2025, the Fund did not incur any interest or penalties.

SHARE VALUATION: The Fund’s Net Asset Value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the "NYSE") (generally 4:00 p.m. Eastern Time) on each day the NYSE is open. The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses. The total net assets are divided by the total number of shares outstanding for the Fund to determine the NAV.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund typically distributes substantially all of its net investment income and realized gains in the form of dividends and taxable capital gains to its shareholders. The Fund intends to distribute dividends and capital gains at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or NAV per share of the Fund.

NON-DIVERSIFICATION RISK: As a non-diversified fund, the Fund may invest more than 5% of its total assets in the securities of one or more issuers. The Fund's performance may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. The Fund's performance may be affected disproportionately by the performance of relatively few stocks. In addition, the volatility of the Fund may be greater than the overall volatility of the market.

EXPENSES: Expenses incurred by the Trust that do not relate to a specific fund of the Trust will be allocated to the individual funds based on each fund’s proportion of the total funds in the Trust or another appropriate basis (as determined by the Trustees).

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents: The Fund maintains its cash in an account at a custodian bank which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on its cash deposits.

NOTE 3. SECURITY VALUATIONS

Processes and Structure

The Board has adopted guidelines for valuing securities including circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to oversight by the Board.

Fair Value Pricing Policy

The Board has adopted guidelines for fair value pricing and has delegated to the Adviser the responsibility for determining fair value prices, subject to oversight by the Board.  If market quotations are not readily available, the security will be valued at fair value (the amount which the owner might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Adviser ("Fair Value Pricing"), subject to oversight by the Board. The Adviser must use reasonable diligence in determining whether market quotations are readily available. If, for example, the Adviser determines that one source of market value is unreliable, the Adviser must diligently seek market quotations from other sources, such as other brokers or pricing services, before concluding that market quotations are not available. Fair Value Pricing is not permitted when market quotations are readily available.

Fixed income securities generally are valued using market quotations provided by a pricing service. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to oversight of the Board.

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, may be valued by using the amortized cost method of valuation, when the Board has determined that it will represent fair value.

Financial Futures Contracts – The Fund may invest in financial and stock futures contracts. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. Refer to the Fund’s Schedule Open Futures Contracts for details regarding open futures contracts as of November 30, 2025.

The Fund may buy or sell stock index futures to increase exposure to the broad equity market, hedge market exposure of an existing portfolio, or decrease overall market exposure. The Adviser may invest in stock index futures in this way to achieve a desired portfolio stock, or stock equivalent, exposure. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

The Fund also invests in short-term opportunities through the trading of common stocks and/or stock index futures in situations that the Adviser believes to be a market overreaction/underreaction to recently disclosed public news. Such situations can be caused for many reasons including earnings reports, analyst rating changes, competitor changes in business outlook, secondary stock offerings, industry headline news, extraordinary events, economic reports or monetary actions. In these circumstances, business momentum may not be a factor and the expectation is for a short-term trade.

Options – When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 4 for additional disclosure on the Fund’s options transactions during the period.

Short Sales of Investments – The Fund may make short sales of investments, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.

If a security pays a dividend while the Fund holds it short, the Fund will need to pay the dividend to the original owner of the security. Since the Fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the Fund will pay the original owner the dividend directly. The Fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Short sales and written options are collateralized by pledged securities held at Interactive Brokers, LLC. The collateral required is determined daily by reference to the market value of the short and written positions. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. Refer to the Statement of Assets and Liabilities for amounts due to/from broker.

Fair Value Measurements

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Equity securities (common stocks). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Short-term investments. Short term investments are valued using amortized cost, which approximates fair value. These securities will be categorized in Level 1 of the fair value hierarchy.

Derivative instruments (future contracts and options). Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices. Otherwise, options are valued at the closing bid price. These securities will be categorized in Level 2 of the fair value hierarchy if valued at other than closing price.

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities and other financial instruments measured at fair value on a recurring basis follows.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in the security.

The following table presents information about the Fund’s investments measured at fair value as of November 30, 2025, by major security type:

	Financial Instruments—Assets
Categories *	Level 1	Level 2	Level 3	Fair Value

Common Stocks	$ 31,230,137	$ -	$ -	$ 31,230,137
Exchange Traded Fund	1,974,584	-	-	1,974,584
Money Market Fund	450,210	-	-	450,210
Total	$ 33,654,931	$ -	$ -	$ 33,654,931

Derivative Instruments—Assets
Categories	Level 1	Level 2	Level 3	Fair Value

Futures Contract (a)	$ 15,538	$ -	$ -	$ 15,538
Total	$ 15,538	$ -	$ -	$ 15,538

* Industry classifications of these categories are detailed on the Fund’s Schedule of Investments.

(a) Includes cumulative appreciation (depreciation) of $4,335. Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.

During the year ended November 30, 2025, there were no transfers between Level 1, 2, or 3 in the Fund. The Fund did not hold any Level 2 or Level 3 securities during the period presented. For a further breakdown of each investment by industry type, please refer to the Fund’s Schedule of Investments.

NOTE 4. DERIVATIVE TRANSACTIONS

The effect of derivative instruments on the Statements of Operations for the year ended November 30, 2025, and related activity was as follows:

Type of Derivative	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Total
Long Futures Contracts	$ 76,970	$ (20,613)	$ 56,357
Written Options	(88,563)	-	(88,563)
	$ (11,593)	$ (20,613)	$ (32,206)

The Fund considers the average quarter-end notional amounts during the period, categorized by primary underlying risk, to be representative of its derivative activities during the year ended November 30, 2025.

Average Notional Amount	Equity Contracts
Long Futures Contracts	$ 432,801
Written Options	$ -

The Adviser consistently assesses the value of existing positions in the Fund. Generally, the Adviser exercises patience when fundamentals are stable but prices are volatile. The Adviser may at times write covered call options on a small portion of existing common stock positions in the Fund to generate premium. The Fund may trade financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging. The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by Interactive Brokers, LLC. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

The Fund may buy or sell stock index futures to increase exposure to the broad equity market, hedge market exposure of an existing portfolio, or decrease overall market exposure. The Adviser may invest in stock index futures in this way to achieve a desired portfolio stock, or stock equivalent, exposure.

NOTE 5. SEGMENT REPORTING

The Fund is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight and its role, the Advisor is deemed to be the Chief Operating Decision Maker.

NOTE 6.  RELATED PARTY TRANSACTIONS

INVESTMENT ADVISER: Wrona Investment Management, LLC, (the “Adviser”) serves as the Fund’s investment adviser. Pursuant to a management agreement (the “Management Agreement”), the Fund pays the Adviser, an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund's average daily net assets.  The Adviser has contractually agreed to reduce its fees and to reimburse expenses, at least through December 31, 2025 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (acquired fund fees and expenses, interest expenses, dividend expenses on short sales, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) will not exceed 1.75% for shares of the average daily net assets. The fee waiver and expense reimbursement is subject to possible recoupment from the Fund within three years after the date on which the waiver or reimbursement occurs, if such recoupment can be achieved within the lesser of the foregoing expense limit or the expense limits in place at the time of recoupment. During the year ended November 30, 2025, the Adviser earned $280,124 in advisory fees from the Fund. During the year ended November 30, 2025, the Adviser recouped waived advisory fees of $26,560. At November 30, 2025, the Fund owed the Adviser $54,215, of which $27,655 were advisory fees and $26,560 were recouped waived fees.

As of November 30, 2025, Advisory fees waived and/or reimbursed expenses that may be subject to potential recoupment by the Adviser, were recouped in full.

TRANSFER AGENT: An interested Trustee, Gregory B. Getts, is the owner/president of Mutual Shareholder Services, LLC ("MSS"), the Fund’s transfer agent and fund accountant. MSS receives an annual fee from the Fund of $11.50 per shareholder with a minimum of $775 charge per month for transfer agency services. For its services as fund accountant, MSS receives an annual fee from the Fund based on the average net assets of the Fund. The fund accounting fees range from $22,200 to $70,540 depending on the average net assets of the Fund. For the year ended November 30, 2025, MSS earned $37,580 from the Fund for transfer agent and accounting services. As of November 30, 2025, the Fund owed MSS $3,820 for transfer agent and accounting services.

ADMINISTRATOR AND CCO: The Trust, on behalf of the Fund, also entered into Administration and Compliance Agreements with Empirical Administration, LLC ("Empirical") which provides for administration and compliance services to the Fund. Brandon M. Pokersnik is the owner/president of Empirical, and also an employee of MSS. Mr. Pokersnik serves as the Chief Compliance Officer and an officer of the Trust. For the services Empirical provides under the Administration and Compliance Agreements, Empirical receives a monthly fee of $750 from the Fund. For the year ended November 30, 2025, Empirical earned $6,000 for these services. As of November 30, 2025, the Fund owed Empirical $775.

NOTE 7. SHARES OF BENEFICIAL INTEREST

The Trust Agreement permits the Board to issue an unlimited number of shares of beneficial interest of separate series without par value.

Transactions in shares of beneficial interest were as follows:

	For the year ended November 30, 2025		For the year ended November 30, 2024
	Shares	Capital	Shares	Capital
Shares sold	111,601	$ 5,422,903	88,420	$ 3,617,230
Shares reinvested	105,362	4,712,881	-	-
Shares redeemed	(119,738)	(6,554,779)	(76,829)	(3,110,212)
Net Increase	97,225	$ 3,581,005	11,591	$ 507,018

NOTE 8. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, short sales, options purchased and written, futures, and U.S. Treasuries, for the year ended November 30, 2025, were as follows:

Purchases	$ 189,397,456
Sales	$ 191,057,911

NOTE 9. TAX MATTERS

As of November 30, 2025, the tax basis components of unrealized appreciation (depreciation) and cost of investment securities were as follows:

Federal tax cost of investments, including short-term investments *	$ 22,637,178

Gross tax appreciation of investments	$ 12,342,606
Gross tax depreciation of investments	(1,324,853)
Net tax appreciation of investments	$ 11,017,753

* The difference between the book cost and tax cost of investments represents the tax deferral of losses on wash sales and straddles and 1256 contracts.

The Fund's distributable earnings/(deficit) on a tax basis is determined only at the end of each fiscal year. As of November 30, 2025, the Fund's most recent fiscal year end, the components of distributable earnings/(deficit) on a tax basis were as follows:

Accumulated undistributed capital gain	$ 4,037,095
Undistributed Ordinary Income	2,607,064
Net Unrealized Appreciation of Investments	11,017,753
Total Distributable Earnings	$ 17,661,912

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following year. The Fund’s carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The tax character of distributions paid during the year ended November 30, 2025 were as follows:

November 30, 2025
Ordinary Income	$ 1,822,503
Long-term Gain	$ 2,892,715

There were no distributions made during the fiscal year ended November 30, 2024.

NOTE 10. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 11. MARKET AND GEOPOLITICAL RISK

Overall market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Fund and its investments and may impair market liquidity, thereby increasing liquidity risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

NOTE 12. SECTOR CONCENTRATION RISK

Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of the shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

As of November 30, 2025, the Fund had 57.09%* of its investments invested in the technology sector. Technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

*Sector definition according to Morningstar®.

NOTE 13. NEW ACCOUNTING PRONOUNCEMENTS

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments became effective on April 9, 2024. The compliance date is June 11, 2026 for Funds with more than $1 billion in assets and December 11, 2026 for Funds with less than $1 billion in assets. The Fund is in compliance with this new rule.

In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Fund’s financial statements.

NOTE 14. SUBSEQUENT EVENTS

On December 24, 2025, the Fund paid shareholders of record at December 23, 2025, an ordinary income distribution of $2,606,916, equivalent to $4.850149 per share and a long term capital gain distribution of $4,036,867, equivalent to $7.510564 per share.

Management has evaluated the impact of all subsequent events on the Fund through the issuance date of these financial statements and has noted no additional events requiring accounting or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the One Rock Fund,

a series of MSS Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the One Rock Fund (the “Fund”), a series of MSS Series Trust, including the schedule of investments and schedule of open futures contracts, as of November 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”), and the financial highlights for each of the five years in the period then ended .. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements ~~a~~nd financial highlights. Our procedures included confirmation of securities and cash owned as of November 30, 2025, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Funds in the MSS Series Trust since 2007

Huntingdon Valley, Pennsylvania

January 27, 2026

One Rock Fund

Additional Information

November 30, 2025

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12 month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-800-564-3899 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

FOR MORE INFORMATION

Several additional sources of information are available to you. The Fund’s Prospectus and Statement of Additional Information ("SAI"), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual reports will, and the semi-annual reports may, contain management's discussion of market conditions and investment strategies that significantly affected the performance results of the Fund as of the latest semi-annual or annual fiscal year end.

Call the Fund at 1-800-564-3899 to request free copies of the Prospectus and SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information about the Fund at the internet site www.onerockfund.com.

You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

INVESTMENT ADVISORY AGREEMENT RENEWAL

At its meeting held on December 29, 2025, Counsel focused the Trustees attention to the renewal of the investment advisory agreement between Wrona Investment Management, LLC (“WIM”) and the Trust, on behalf of One Rock Fund (“One Rock”).

Nature, Extent and Quality of Service. The Trustees reviewed the experience of the personnel responsible for servicing One Rock, acknowledging that Mr. Wrona continued to serve as WIM’s president, portfolio manager, and chief compliance officer. The Trustees noted that WIM performed bottom-up and technical analyses to determine potential investments. The Trustees evaluated WIM’s compliance practices, including its regular report review and communication with the Fund’s CCO. The Trustees noted that WIM selected broker-dealers based on various factors such as efficiency of execution. The Trustees observed that WIM reported no regulatory, compliance, cybersecurity or litigation issues since the most recent advisory agreement renewal. The Trustees further observed that WIM did not use artificial intelligence tools to provide advisory services to One Rock. After a discussion, the Trustees concluded that the services provided by WIM were satisfactory.

Performance. The Trustees recognized that the One Rock had outperformed its peer group average, the benchmark indices, and the Morningstar Mid-Cap Growth Category for the one-year period ended July 31, 2025 and three-year period. The Trustees noted that One Rock also outperformed its peer group average and the benchmark indices since inception. After a discussion, the Trustees concurred that performance was satisfactory.

Fees and Expenses. The Trustees observed that One Rock’s advisory fee was 1.00% which was lower than its peer group average. The Trustees commented that WIM had agreed to continue its expense limitation agreement, whereby WIM agreed to limit the One Rock’s expenses to 1.75%. Given these considerations, the Trustees agreed that the advisory fee was not unreasonable.

Profitability. The Trustees evaluated WIM’s profitability analysis with respect to One Rock during the past twelve months of operations and observed that WIM earned a profit during that period. After further discussion, the Trustees agreed that Wrona’s profitability with respect to its management of One Rock was not excessive.

Economies of Scale. The Trustees contemplated whether One Rock would experience economies of scale at a certain asset level. The Trustees noted that WIM indicated that it would periodically evaluate the implementation of economies of scale as assets increased, however, One Rock was not at a level where economies of scale would be appropriate.

Conclusion. The Trustees requested and received such information from WIM as believed reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees agreed that the fee structure was reasonable, and that approval of the advisory agreement was in the best interests of the shareholders of One Rock.

This report is intended only for the information of shareholders or those who have received the Fund's prospectus which contains information about the Fund's management fee and expenses. Please read the prospectus carefully before investing.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 16. Controls and Procedures.

(a)       Disclosure Controls & Procedures. Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MSS Series Trust

By /s/ Gregory B. Getts

     Gregory B. Getts

     President

Date: January 29, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gregory B. Getts

      Gregory B. Getts

      President

Date: January 29, 2026

By /s/ Brandon M. Pokersnik

Brandon M. Pokersnik

Principal Financial Officer

Date: January 29, 2026